 Execution

Sixth AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT

This SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of March 31, 2015 (this “Amendment”), is made by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), and the undersigned investors (together with their respective successors and permitted assigns, the “Investors”).

WITNESSETH:

WHEREAS, the Company, HealthCor Partners Fund, L.P. (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund, L.P. (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”), and certain additional investors are party to that certain Note and Warrant Purchase Agreement, dated as of April 21, 2011 (as amended from time to time, including without limitation pursuant to that certain Note and Warrant Amendment Agreement dated December 20, 2011, that certain Second Amendment to Note and Warrant Purchase Agreement dated January 31, 2012, that certain Third Amendment to Note and Warrant Purchase Agreement dated August 20, 2013, that certain Fourth Amendment to Note and Warrant Purchase Agreement dated January 16, 2014, and that certain Fifth Amendment to Note and Warrant Purchase Agreement dated December 15, 2014, the “Purchase Agreement”); and

WHEREAS, pursuant to Section 7.9 of the Purchase Agreement and subject to the terms and conditions contained herein, the parties hereto desire to amend the Purchase Agreement as set forth herein for the purposes of, among other things, (i) decreasing the minimum cash balance requirement set forth in Section 5.3 thereof from $5,000,000 to $2,000,000 and (ii) modifying the parties required to amend, modify, terminate or waive the Purchase Agreement set forth in Section 7.9 thereof.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants contained herein and in the Purchase Agreement, which represent integral components of the transactions contemplated hereby and thereby and shall be fully enforceable by the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which hereby acknowledged, the Company and the Investors mutually agree as follows:

1.    Definitions. Capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

2.    Amendments to Purchase Agreement.

a.	Section 5.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Minimum Cash Balance. The Company shall at all times maintain a minimum cash balance of $2,000,000 in one or more financial institutions; provided, that in the event the Company’s cash balance falls below such amount, the Company shall have thirty (30) days to cure the resulting default and deposit sufficient funds to restore the requisite minimum cash balance (it being understood, for the avoidance of doubt, that so long as any Notes are outstanding, such thirty day period shall run concurrently and not consecutively with any similar cure period afforded under the Notes, and shall not extend any period under the Notes for purposes of determining whether an Event of Default, as defined in the Notes, has occurred).”

b.	Section 7.9 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Amendments, Modifications, Terminations and Waivers. The terms and provisions of this Agreement and the Closing Securities may not be modified, amended or terminated, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by both the Company and the Investors holding a majority of the shares of Common Stock issued or issuable (on an as converted basis) upon conversion of the Notes and Warrants by any Investor, for so long as any Investor continues to hold such Notes, Warrants or the underlying shares of Common Stock. The parties expressly acknowledge and agree that the representations and warranties and the covenants contained herein constitute an integral component of the transactions contemplated by the this Agreement and the Transaction Documents and the parties hereto shall be entitled to withhold their consent in their sole and absolute discretion with respect to any future requests for waivers of and/or modifications to such representations, warranties and covenants (it being understood and affirmed that it is the intent of the parties that the affirmative and negative covenants of the Company in Articles 5 and 6 shall continue to apply following the conversion of the Notes and exercise of the Warrants, for so long as any Investor continues to hold Note Shares or Warrant Shares, as the case may be).”

3.    Waivers. The parties hereto agree and acknowledge that (i) the covenants set forth in Section 5.3 of the Purchase Agreement were intended to benefit the HealthCor Parties, (ii) the Company has at certain times been in breach of Section 5.3 of the Purchase Agreement, (iii) prior to December 15, 2014, the HealthCor Parties have previously waived such breaches (the “Prior Waivers”), and (iv) in consideration for the Prior Waivers, the Company is issuing to the HealthCor Parties as of the date hereof a warrant for the purchase of 1,000,000 shares of the Company’s Common Stock with an exercise price of $0.53 and an expiration date of March 31, 2025 (the “Additional HealthCor Warrant”). The Investors hereby agree and consent to (i) any such Prior Waiver that was granted at a time when such Investor was a party to the Purchase Agreement, with such agreement and consent effective as of the date of such Prior Waiver, (ii) the issuance of the Additional HealthCor Warrant as consideration for the Prior Waivers, and (iii) this paragraph satisfying the requirements of the Purchase Agreement with regards to the granting of the Prior Waivers. Furthermore, the Investors hereby waive in full, without any additional consideration, (i) with regards to the issuance of the Additional HealthCor Warrant, their rights set forth under Section 5.4 (“Preemptive Rights”) of the Purchase Agreement, including, without limitation, any notice rights thereunder and (ii) any breaches by the Company of Section 5.3 of the Purchase Agreement on or subsequent to December 15, 2014.

4.    No Further Amendments. Except as amended by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

5.    Acknowledgement and Undertaking by Company. The Company agrees and acknowledges that the transactions described in this Amendment and the issuance of the Additional HealthCor Warrant and shares of Common Stock upon exercise or conversion of the Additional HealthCor Warrant are intended to be exempt from Section 16(b) of the Exchange Act pursuant to one or more rules promulgated thereunder, applicable law and the Commission’s releases and interpretations, and will, from time to time as and when requested by the Investors, and will cause its successors and assigns to, execute and deliver or cause to be executed and delivered, to the extent it may lawfully do so, all such documents and instruments and take, or cause to be taken, to the extent it may lawfully do so, all such further actions as the Investors may reasonably deem necessary and desirable to facilitate and effect any such exemption.

6.    Miscellaneous.

a.    Ratification and Confirmation. The Company acknowledges, agrees and confirms that: (x) the Purchase Agreement and each of the other Transaction Documents, as amended and otherwise modified by the amendments and other modifications specifically provided herein or contemplated hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and (y) without limiting the generality of the foregoing clause (x), (i) all obligations, liabilities and Indebtedness of the Company under the Transaction Documents, as amended hereby, constitute “Obligations” (as defined in the Security Agreement) secured by and entitled to the benefits of the security set forth in the Security Agreement and the IP Security Agreement, and the liens and security interests granted in favor of the Investors under the terms of the Security Agreement and the IP Security Agreement are and remain perfected, effective, enforceable and valid and such liens and security interests are, in each case, a first priority lien and security interest (except to the extent otherwise expressly permitted by the Transaction Documents) and such liens and security interests are hereby in all respects ratified and confirmed, and (ii) the shares of Common Stock issuable upon exercise or conversion of the Additional HealthCor Warrant shall constitute “Registrable Securities” under the Registration Rights Agreement.

b.    Expenses. The Company will pay and bear full responsibility for the reasonable legal fees and other out-of-pocket costs and expenses of the Investors attributable to the negotiation and consummation of the transactions contemplated hereby.

c.    Further Assurances. The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the Investors to carry out the provisions and purposes of this Amendment.

d.    Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto, the execution and delivery of this Amendment and the closing of the transactions contemplated hereby.

e.    Governing Law. All questions concerning the construction, interpretation and validity of this Amendment shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Amendment, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

f.    Construction. The Company and the Investors acknowledge that the Company and its independent counsel and the Investors and their independent counsel have jointly reviewed and drafted this document, and agree that any rule of construction and interpretation to the effect that drafting ambiguities are to be resolved against the drafting party shall not be employed.

g.    Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Amendment delivered by facsimile or other electronic transmission shall be acceptable and binding.

h.    Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

CareView Communications, Inc., A Nevada corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

INVESTORS:

HealthCor Partners Fund, L.P.
By:	HealthCor Partners Management L.P., as Manager
By:	HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name:	Jeffrey C. Lightcap
Title:	Senior Managing Director

Address:	HealthCor Partners
Carnegie Hall Towers
152 West 57th Street
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By:	HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph P. Healey
Name:	Joseph P. Healey
Title:	Co-CEO

Address:	HealthCor Partners
Carnegie Hall Towers
152 West 57th Street
New York, NY 10019

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

INVESTORS:
/s/ Allen Wheeler
Allen Wheeler
/s/ Steven Johnson
Steven Johnson
/s/ James R. Higgins
Dr. James R. Higgins

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

INVESTORS:

Raymond James & Assoc. Inc, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Sandra K McRee. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Sandra K. McRee, not Raymond James & Assoc. Inc

By:	/s/ Robert Blain
Name:	Robert Blain
Title:	Custodian
/s/ Sandra K. McRee
Sandra K. McRee
Beneficial Owner

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

INVESTORS:
/s/ Stephen Berkley
Stephen Berkley
/s/ Alexandra Berkley
Alexandra Berkley
/s/ Steven B. Epstein
Steven B. Epstein
/s/ Deborah L. Epstein
Deborah L. Epstein
/s/ Jason Peter Epstein
Jason Peter Epstein
/s/ Gregory Harris Epstein
Gregory Harris Epstein
/s/ David Epstein
David Epstein

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

INVESTORS:
/s/ Juliann Martin
Juliann Martin
/s/ Jason Thompson
Jason Thompson

Thompson Family Investments, LLC

By:	/s/ Jason Thompson
Name:	Jason Thompson
Title:	Manager

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

INVESTORS:
/s/ Irwin Leiber
Irwin Leiber
/s/ Joseph P. Healey
Joseph P. Healey
/s/ Arthur B. Cohen
Arthur B. Cohen

SJ2, LLC

By:	/s/ Michael Mashaal
Name:	Michael Mashaal
Title:	Manager

The Joseph P. Healey 2011 Family Trust

By:	/s/ Joseph L. Dowling III
Name:	Joseph L. Dowling III
Title:	Manager

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

INVESTORS:

Morgan Stanley Smith Barney LLC, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Jeffrey C. Lightcap.

By:	/s/ Gregory Williams
Name:	Gregory Williams
Title:	NTI Associate

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap
Beneficial Owner

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Bradford C. Lightcap

By:	/s/ Ira L. Schwartz
Name:	Ira L. Schwartz
Title:	Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Brian R. Lightcap

By:	/s/ Ira L. Schwartz
Name:	Ira L. Schwartz
Title:	Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Megan M. Lightcap

By:	/s/ Ira L. Schwartz
Name:	Ira L. Schwartz
Title:	Trustee

[SIGNATURE PAGE TO SIXTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

ACKNOWLEDGED AND AGREED:

CareView Communications, Inc., a Texas corporation

By:	/s/ Steven G, Johnson
Name:	Steven G. Johnson
Title:	President and CEO

CareView Operations, LLC

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President and CEO